UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund:	Managed Account Series
BlackRock GA Disciplined Volatility Equity Fund
BlackRock GA Dynamic Equity Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2022

Date of reporting period: 04/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2022

2022 Annual Report

Managed Account Series

•	BlackRock GA Disciplined Volatility Equity Fund
•	BlackRock GA Dynamic Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed but mostly down, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. We believe sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(9.65)%	0.21%

U.S. small cap equities (Russell 2000® Index)	(18.38)	(16.87)

International equities (MSCI Europe, Australasia, Far East Index)	(11.80)	(8.15)

Emerging market equities (MSCI Emerging Markets Index)	(14.15)	(18.33)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.29)	(8.86)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.47)	(8.51)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.90)	(7.88)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.40)	(5.22)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of April 30, 2022	BlackRock GA Disciplined Volatility Equity Fund

Investment Objective

BlackRock GA Disciplined Volatility Equity Fund’s (the “Fund”) investment objective is to seek to provide risk-adjusted total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2022, the Fund underperformed its benchmark, the MSCI ACWI Minimum Volatility (USD) Index. The following commentary and allocation percentages are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options (except with respect to fixed-income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

The largest detractor from relative performance was the Fund’s security selection in the information technology (“IT”), healthcare, materials, financials, and communication services sectors. An underweight allocation to consumer staples and financials also weighed on performance.

Conversely, the most significant contributors to relative performance were an underweight allocation to communication services and security selection within the industrials sector.

The Fund uses derivatives, which may include options, futures, indexed securities, inverse securities, swaps, credit default swaps, contracts for difference, and forward contracts both to seek to enhance returns of the Fund and to protect against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. During the period, the Fund’s use of derivatives modestly detracted from the Fund’s performance.

Describe recent portfolio activity.

During the 12-month period, the Fund’s overall equity allocation decreased from 99% to 90% of net assets. On a sector basis, the Fund increased its exposure to utilities and energy, and decreased exposure to IT, consumer discretionary, financials, materials, and communication services. From a regional perspective, the Fund increased exposure to Europe, and decreased exposure to the United States and Asia.

Reflecting the changes in the Fund’s overall equity allocation during the period, the Fund’s exposure to cash and cash equivalent holdings increased from 1% to 10% of net assets. During the 12-month period, cash helped manage portfolio volatility and served as a source of funds for new investments. Exposure to cash and cash equivalents did not have a material impact on the Fund’s performance.

Describe portfolio positioning at period end.

Relative to its benchmark, the Fund ended the period overweight in the IT, industrials, energy, and real estate sectors, and underweight in the consumer staples, communication services, healthcare, utilities, materials, and financials sectors. From a regional perspective, the Fund was overweight Europe, and underweight Asia, specifically Japan, and the Middle East.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on June 1, 2017.

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees.
(b)	The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.
(c)

This unmanaged index aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across certain developed and emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022 (continued)	BlackRock GA Disciplined Volatility Equity Fund

Performance

	Average Annual Total Returns(a)

	1 Year	Since Inception	(b)
Institutional	(3.35)%	6.54%
Class K	(3.32)	6.59

MSCI ACWI Minimum Volatility (USD) Index	1.20	6.74

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund commenced operations on June 1, 2017.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 905.50	$ 2.60		$ 1,000.00	$ 1,022.07	$ 2.76		0.55%
Class K	1,000.00	905.70	2.36		1,000.00	1,022.32	2.51		0.50

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	2%
Verizon Communications, Inc.	2
Alphabet, Inc., Class C	2
PepsiCo, Inc.	1
Mastercard, Inc., Class A	1
Novo Nordisk A/S, Class B	1
Republic Services, Inc.	1
Waste Management, Inc.	1
Roche Holding AG	1
Newmont Corp.	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
United States	66%
Japan	7
Switzerland	6
Taiwan	4
China	3
France	2
Denmark	2
Canada	2
Netherlands	2
Hong Kong	2
Sweden	2
United Kingdom	1
Germany	1
Italy	1
Other#	— (b)
Liabilities in Excess of Other Assets	(1)

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of net assets.
#	Includes holdings within countries/geographic regions that are less than 1% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2022	BlackRock GA Dynamic Equity Fund

Investment Objective

BlackRock GA Dynamic Equity Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2022, the Fund underperformed its benchmark, the MSCI World Index. The following commentary and allocation percentages are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options (except with respect to fixed-income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Stock selection within the consumer discretionary, information technology (“IT”), industrials, financials, and materials sectors were the primary detractors from the Fund’s relative performance. An underweight allocation to, and stock selection within, consumer staples stocks also weighed on performance.

Conversely, the primary contributor to relative performance was an overweight allocation to the energy sector. Security selection within communication services was also additive. Modest exposure to cash and cash equivalents contributed to relative performance during the period.

The Fund uses derivatives, which may include options, futures, indexed securities, inverse securities, swaps, credit default swaps, contracts for difference, and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. During the period, the Fund’s use of derivatives modestly detracted from the Fund’s performance.

Describe recent portfolio activity.

During the 12-month period, the Fund’s overall equity allocation remained at 99% of net assets. Within equities from a sector perspective, the Fund increased exposure to energy, healthcare, consumer discretionary, consumer staples, and materials, and decreased exposure to financials, industrials, communication services, IT, and utilities. From a regional perspective, the Fund increased exposure to the United States, and reduced exposure to Asia, Europe, and Latin America.

Describe portfolio positioning at period end.

Relative to its benchmark, the Fund ended the period overweight in the energy, materials, communication services, and healthcare sectors, and was underweight in the financials, consumer staples, industrials, IT, and real estate sectors. From a regional perspective, the Fund was overweight in the United States, select countries within developed Europe, and China, and was underweight in Japan, Australia, and Canada.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on June 1, 2017.
(a)	Assuming transaction costs and other operating expenses, including investment advisory fees.
(b)	The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.
(c)	A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022 (continued)	BlackRock GA Dynamic Equity Fund

Performance

	Average Annual Total Returns(a)

	1 Year	Since Inception	(b)
Institutional	(9.33)%	8.74%
Class K	(9.29)	8.80

MSCI World Index	(3.52)	9.75

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund commenced operations on June 1, 2017.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 853.40	$ 2.53		$ 1,000.00	$ 1,022.07	$ 2.76		0.55%
Class K	1,000.00	853.50	2.30		1,000.00	1,022.32	2.51		0.50

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	4%
Apple, Inc.	4
Amazon.com, Inc.	3
Alphabet, Inc., Class C	2
UnitedHealth Group, Inc.	2
ConocoPhillips	2
Enbridge, Inc.	2
Siemens AG	1
Mastercard, Inc., Class A	1
Sempra Energy	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
United States	70%
Germany	5
United Kingdom	4
Netherlands	3
China	3
France	3
Canada	2
Japan	1
South Korea	1
Australia	1
Taiwan	1
Spain	1
Switzerland	1
Israel	1
Sweden	1
Italy	1
Other#	—	(b)
Other Assets Less Liabilities	1

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of net assets.
#	Includes holdings within countries/geographic regions that are less than 1% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. On November 30, 2018, all issued and outstanding shares of each Fund were redesignated as Class K Shares. Institutional Shares performance shown prior to the Institutional Shares inception date of November 30, 2018 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Institutional Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Belgium — 0.3%
Etablissements Franz Colruyt NV	5,203	$191,058

Canada — 1.9%
CGI, Inc.(a)	3,346	266,815
Franco-Nevada Corp.	2,194	331,803
Loblaw Cos. Ltd.	2,402	219,717
Metro, Inc.	1,884	103,553
TELUS Corp.	1,262	31,573
Thomson Reuters Corp.	1,738	173,766

		1,127,227

China — 2.7%
Agricultural Bank of China Ltd., Class H	581,000	217,911
Bank of China Ltd., Class H	564,000	221,304
Bank of Communications Co. Ltd., Class H	277,000	192,761
China Construction Bank Corp., Class H	356,000	253,614
China Feihe Ltd.(b)	31,000	29,474
China Meidong Auto Holdings Ltd.	2,000	6,583
China Resources Gas Group Ltd.	54,000	202,899
China Tower Corp. Ltd., Class H(b)	336,000	39,214
Country Garden Services Holdings Co. Ltd.	5,000	21,074
Industrial & Commercial Bank of China Ltd., Class H	387,000	233,286
Wuxi Biologics Cayman, Inc.(a)(b)	11,000	81,189
Yadea Group Holdings Ltd.(b)	78,000	117,569

		1,616,878

Denmark — 2.2%
Coloplast A/S, Class B	499	67,229
DSV A/S	1,662	272,488
Novo Nordisk A/S, Class B	6,586	752,294
Pandora A/S	1,951	171,310
Royal Unibrew A/S	705	60,765

		1,324,086

Finland — 0.1%
Elisa OYJ	843	49,418

France — 2.2%
Hermes International	247	304,565
LVMH Moet Hennessy Louis Vuitton SE	870	563,007
Orange SA	3,569	42,490
Societe Generale SA	4,341	104,332
Teleperformance	261	93,676
TotalEnergies SE	4,484	220,178

		1,328,248

Germany — 1.1%
Deutsche Telekom AG, Registered Shares	15,134	278,786
Telefonica Deutschland Holding AG	124,376	374,064

		652,850

Hong Kong — 1.7%
CLP Holdings Ltd.	3,500	34,154
Hang Seng Bank Ltd.	3,000	53,116
HK Electric Investments & HK Electric Investments Ltd., Class SS	206,500	203,947
HKT Trust & HKT Ltd., Class SS	12,000	17,219
Hong Kong & China Gas Co. Ltd.	80,350	88,620
Jardine Matheson Holdings Ltd.	3,400	180,642
Link REIT	46,200	399,066

Security	Shares	Value

Hong Kong (continued)
MTR Corp. Ltd.	1,500	$7,970
Power Assets Holdings Ltd.	4,000	26,940

		1,011,674

Ireland — 0.5%
Kingspan Group PLC	2,297	213,821
Medtronic PLC	797	83,175

		296,996

Italy — 0.6%
DiaSorin SpA	606	79,381
Ferrari NV	826	173,918
Recordati Industria Chimica e Farmaceutica SpA	2,151	103,653

		356,952

Japan — 6.8%
Canon, Inc.	5,900	135,754
Capcom Co. Ltd.	5,200	137,213
Chubu Electric Power Co., Inc.	11,000	111,046
Chugai Pharmaceutical Co. Ltd.	500	14,983
CyberAgent, Inc.	4,600	48,598
FUJIFILM Holdings Corp.	500	27,486
Itochu Techno-Solutions Corp.	3,800	88,980
Japan Post Bank Co. Ltd.	26,500	199,924
Keio Corp.	4,500	172,586
Keyence Corp.	400	160,802
Kirin Holdings Co. Ltd.	6,700	97,671
Koei Tecmo Holdings Co. Ltd.	500	15,332
Lawson, Inc.	7,200	264,817
MEIJI Holdings Co. Ltd.	500	24,923
Mizuho Financial Group, Inc.	11,410	138,548
NEC Corp.	2,700	104,749
Nippon Telegraph & Telephone Corp.	10,000	294,693
Nissin Foods Holdings Co. Ltd.	1,000	69,563
Obic Co. Ltd.	1,100	162,513
Odakyu Electric Railway Co. Ltd.	7,200	109,030
Oracle Corp.	3,900	250,619
Oriental Land Co. Ltd.	800	121,016
Otsuka Corp.	2,900	95,039
Pan Pacific International Holdings Corp.	9,500	145,477
Recruit Holdings Co. Ltd.	1,900	68,935
Rinnai Corp.	2,100	134,231
Shionogi & Co. Ltd.	5,000	278,129
Softbank Corp.	15,500	180,387
Sysmex Corp.	3,400	223,032
Tobu Railway Co. Ltd.	4,000	89,913
Toyo Suisan Kaisha Ltd.	5,500	169,820

		4,135,809

Luxembourg — 0.1%
ArcelorMittal SA	2,376	69,279
Eurofins Scientific SE	67	6,227

		75,506

Netherlands — 1.7%
ASML Holding NV	851	482,975
Koninklijke Ahold Delhaize NV	17,218	507,862
QIAGEN NV(a)	1,391	64,149

		1,054,986

Norway — 0.2%
Telenor ASA	10,154	143,207

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) April 30, 2022	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore — 0.5%
Singapore Telecommunications Ltd.	135,400	$270,231

South Korea — 0.3%
Kakao Corp.	2,294	160,244

Sweden — 1.6%
Atlas Copco AB, A Shares	3,181	144,216
Epiroc AB, Class A	7,611	154,298
Hexagon AB, B Shares	13,900	179,351
Telefonaktiebolaget LM Ericsson, B Shares	37,904	302,369
Telia Co. AB	42,599	176,812

		957,046

Switzerland — 5.6%
EMS-Chemie Holding AG, Registered Shares	48	42,822
Givaudan SA, Registered Shares	64	254,369
Kuehne + Nagel International AG, Registered Shares	787	220,160
Logitech International SA, Registered Shares	1,558	101,393
Lonza Group AG, Registered Shares	561	330,785
Nestle SA, Registered Shares	2,704	349,070
Novartis AG, Registered Shares	4,929	435,572
Partners Group Holding AG	75	79,462
Roche Holding AG	1,865	696,516
Sika AG, Registered Shares	888	271,247
STMicroelectronics NV	4,016	148,395
Straumann Holding AG, Registered Shares	786	92,663
Swisscom AG, Registered Shares	652	385,528

		3,407,982

Taiwan — 4.1%
Acer, Inc.	165,000	153,080
Asustek Computer, Inc.	15,000	180,425
China Development Financial Holding Corp.	53,000	31,961
China Steel Corp.	11,000	13,325
Chunghwa Telecom Co. Ltd.	40,000	177,319
CTBC Financial Holding Co. Ltd.	3,000	2,951
Far EasTone Telecommunications Co. Ltd.	131,000	368,077
First Financial Holding Co. Ltd.	61,000	57,286
Hua Nan Financial Holdings Co. Ltd.	248,000	198,339
Lite-On Technology Corp.	42,000	92,022
Mega Financial Holding Co. Ltd.	47,000	66,073
Nan Ya Plastics Corp.	4,000	11,686
Novatek Microelectronics Corp.	20,000	264,571
Quanta Computer, Inc.	20,000	56,330
Taishin Financial Holding Co. Ltd.	34,000	22,240
Taiwan Cooperative Financial Holding Co. Ltd.	326,170	313,653
Taiwan Mobile Co. Ltd.	34,000	124,912
Taiwan Semiconductor Manufacturing Co. Ltd.	20,000	361,653

		2,495,903

United Kingdom — 1.4%
Ashtead Group PLC	2,088	107,965
Auto Trader Group PLC(b)	17,846	140,843
BP PLC	24,009	115,910
Diageo PLC	1,146	57,173
Linde PLC(a)	783	244,265
Spirax-Sarco Engineering PLC	1,289	194,504

		860,660

United States — 51.5%
Abbott Laboratories	2,943	334,031
Adobe, Inc.(a)	510	201,935
Advanced Micro Devices, Inc.(a)	160	13,683
Akamai Technologies, Inc.(a)	2,619	294,061
Alphabet, Inc., Class C(a)	358	823,160

Security	Shares	Value

United States (continued)
Altair Engineering, Inc., Class A(a)	4,067	$220,919
Amazon.com, Inc.(a)	7	17,399
Ameren Corp.	1,032	95,873
American Tower Corp.	571	137,622
Amgen, Inc.	986	229,925
ANSYS, Inc.(a)	1,018	280,652
Applied Materials, Inc.	1,704	188,036
Arthur J Gallagher and Co.	631	106,317
AT&T, Inc.	570	10,750
Aura Biosciences, Inc.(a)	632	10,719
Automatic Data Processing, Inc.	1,506	328,579
AutoZone, Inc.(a)	212	414,560
Baker Hughes Co.	9,226	286,191
Bath & Body Works, Inc.	495	26,181
Baxter International, Inc.	1,949	138,496
Becton Dickinson and Co.	496	122,606
Berkshire Hathaway, Inc., Class B(a)	77	24,858
Black Knight, Inc.(a)	1,217	80,066
Booking Holdings, Inc.(a)	31	68,520
Bristol-Myers Squibb Co.	782	58,861
Brown & Brown, Inc.	1,864	115,531
C.H. Robinson Worldwide, Inc.	298	31,633
Cadence Design Systems, Inc.(a)	2,274	343,033
Cboe Global Markets, Inc.	1,951	220,424
Charter Communications, Inc., Class A(a)	287	122,977
Cisco Systems, Inc.	6,234	305,341
Clorox Co.	81	11,621
CME Group, Inc.	1,851	405,998
CMS Energy Corp.	4,527	310,960
Colgate-Palmolive Co.	685	52,779
Comcast Corp., Class A	8,723	346,826
Consolidated Edison, Inc.	4,734	439,031
Costco Wholesale Corp.	1,000	531,720
Crowdstrike Holdings, Inc., Class A(a)	304	60,423
Crown Castle International Corp.	1,750	324,118
Danaher Corp.	71	17,830
Dominion Energy, Inc.	4,935	402,893
Domino’s Pizza, Inc.	451	152,438
Duke Energy Corp.	1,993	219,549
Edwards Lifesciences Corp.(a)	2,464	260,642
Electronic Arts, Inc.	3,086	364,302
Eli Lilly & Co.	13	3,798
Embecta Corp.(a)	2	49
Eversource Energy	2,109	184,327
Expedia Group, Inc.(a)	842	147,140
Expeditors International of Washington, Inc.	1,262	125,026
Floor & Decor Holdings, Inc., Class A(a)	1,584	126,276
General Mills, Inc.	3,305	233,763
Genuine Parts Co.	1,372	178,429
Gilead Sciences, Inc.	7,337	435,378
Hershey Co.	330	74,504
Hilton Worldwide Holdings, Inc.(a)	243	37,735
Home Depot, Inc.	610	183,244
Hormel Foods Corp.	184	9,640
Humana, Inc.	306	136,035
Incyte Corp.(a)	3,611	270,681
Intercontinental Exchange, Inc.	3,132	362,717
Intuit, Inc.	1,298	543,537
Intuitive Surgical, Inc.(a)	793	189,765
Johnson & Johnson	32	5,775
Kellogg Co.	5,290	362,365
Keysight Technologies, Inc.(a)	1,678	235,373

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Kimberly-Clark Corp.	916	$127,168
Kroger Co.	10,061	542,892
Lowe’s Cos., Inc.	1,025	202,673
Marsh & McLennan Cos., Inc.	3,409	551,235
Masimo Corp.(a)	1,333	150,589
Mastercard, Inc., Class A	2,147	780,177
McCormick & Co., Inc.	682	68,589
Merck & Co., Inc.	6,259	555,111
Micron Technology, Inc.	929	63,349
Microsoft Corp.	3,856	1,070,117
Motorola Solutions, Inc.	336	71,800
Netflix, Inc.(a)	202	38,453
New Relic, Inc.(a)	2,057	130,146
Newmont Corp.	8,073	588,118
NextEra Energy, Inc.	7,900	561,058
NIKE, Inc., Class B	1,878	234,187
Old Dominion Freight Line, Inc.	641	179,557
Oracle Corp.	4,085	299,839
O’Reilly Automotive, Inc.(a)	548	332,389
Paychex, Inc.	2,636	334,060
PepsiCo, Inc.	4,583	786,947
Pfizer, Inc.	4,254	208,744
Procter & Gamble Co.	1,673	268,600
Progressive Corp.	721	77,407
Public Storage	728	270,452
Qualcomm, Inc.	250	34,923
Regeneron Pharmaceuticals, Inc.(a)	403	265,621
Republic Services, Inc.	5,492	737,411
Rollins, Inc.	2,045	68,589
S&P Global, Inc.	935	352,028
salesforce.com, Inc.(a)	668	117,528
SBA Communications Corp.	1,167	405,077
Seagen, Inc.(a)	1,874	245,513
Southern Co.	3,550	260,535
Starbucks Corp.	2,605	194,437
Take-Two Interactive Software, Inc.(a)	1,365	163,131
Target Corp.	1,134	259,289
Thermo Fisher Scientific, Inc.	155	85,703
T-Mobile U.S., Inc.(a)	30	3,694
TransDigm Group, Inc.(a)	426	253,389
Twilio, Inc., Class A(a)	182	20,351
U.S. Bancorp	2,490	120,914
UnitedHealth Group, Inc.	589	299,536

Security	Shares	Value

United States (continued)
VeriSign, Inc.(a)	1,989	$355,414
Verisk Analytics, Inc.	1,501	306,279
Verizon Communications, Inc.	19,920	922,296
Vertex Pharmaceuticals, Inc.(a)	1,669	456,004
Viatris, Inc.	19	196
Visa, Inc., Class A	1,764	375,961
Walmart, Inc.	1,625	248,609
Walt Disney Co.(a)	385	42,978
Warner Bros Discovery, Inc.(a)	4,112	74,631
Waste Connections, Inc.	3,724	513,800
Waste Management, Inc.	4,255	699,692
WEC Energy Group, Inc.	4,182	418,409
West Pharmaceutical Services, Inc.	366	115,312
Western Union Co.	3,195	53,548
Weyerhaeuser Co.	2,836	116,900
Workday, Inc., Class A(a)	367	75,859
Xcel Energy, Inc.	3,968	290,696
Zentalis Pharmaceuticals, Inc.(a)	531	14,082
Zoetis, Inc.	1,464	259,494

		31,121,112

Total Long-Term Investments — 87.1% (Cost: $55,034,815)		52,638,073

Short-Term Securities

Money Market Funds — 14.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.29%(c)(d)	8,460,212	8,460,212

Total Short-Term Securities — 14.0% (Cost: $8,460,212)		8,460,212

Total Investments — 101.1% (Cost: $63,495,027)		61,098,285
Liabilities in Excess of Other Assets — (1.1)%		(668,519)

Net Assets — 100.0%		$60,429,766

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$208,274	$8,251,938	(a)	$—	$—	$—	$8,460,212	8,460,212	$2,519	$—
iShares Gold Trust(b)	8,661	—		(9,225)	1,519	(955)	—	—	—	—

					$1,519	$(955)	$8,460,212		$2,519	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) April 30, 2022	BlackRock GA Disciplined Volatility Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SGX Nifty 50 Index	31	05/26/22	$1,051	$(17,094)
S&P 500 E-Mini Index	4	06/17/22	826	(48,397)

				$(65,491)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	7,812,000	USD	100,733	Morgan Stanley & Co. International PLC	06/16/22	$826
USD	587,370	EUR	535,094	Barclays Bank PLC	06/16/22	21,730

						22,556

CHF	109,000	USD	116,279	Morgan Stanley & Co. International PLC	06/16/22	(3,977)
JPY	95,352,799	USD	807,838	BNP Paribas SA	06/16/22	(72,023)

						(76,000)

						$(53,444)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$22,556	$—	$—	$22,556

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$65,491	$—	$—	$—	$65,491
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	76,000	—	—	76,000

	$—	$—	$65,491	$76,000	$—	$—	$141,491

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock GA Disciplined Volatility Equity Fund

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$56,791	$—	$—	$—	$56,791
Forward foreign currency exchange contracts	—	—	—	(13,513)	—	—	(13,513)
Options purchased(a)	—	—	(1,294)	—	—	—	(1,294)

	$—	$—	$55,497	$(13,513)	$—	$—	$41,984

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(65,244)	$—	$—	$—	$(65,244)
Forward foreign currency exchange contracts	—	—	—	(54,538)	—	—	(54,538)

	$—	$—	$(65,244)	$(54,538)	$—	$—	$(119,782)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$639,368
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$300,655
Average amounts sold — in USD	$736,471
Options:
Average value of option contracts purchased	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$—	$45,915

Forward foreign currency exchange contracts	22,556	76,000

Total derivative assets and liabilities in the Statements of Assets and Liabilities	22,556	121,915

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(45,915)

Total derivative assets and liabilities subject to an MNA	$22,556	$76,000

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Barclays Bank PLC	$21,730	$—	$—	$—	$21,730
Morgan Stanley & Co. International PLC	826	(826)	—	—	—

	$22,556	$(826)	$—	$—	$21,730

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) April 30, 2022	BlackRock GA Disciplined Volatility Equity Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)
BNP Paribas SA	$72,023	$—	$—	$—	$72,023
Morgan Stanley & Co. International PLC	3,977	(826)	—	—	3,151

	$76,000	$(826)	$—	$—	$75,174

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Belgium	$—	$191,058	$—	$191,058
Canada	1,127,227	—	—	1,127,227
China	—	1,616,878	—	1,616,878
Denmark	—	1,324,086	—	1,324,086
Finland	—	49,418	—	49,418
France	—	1,328,248	—	1,328,248
Germany	—	652,850	—	652,850
Hong Kong	428,748	582,926	—	1,011,674
Ireland	83,175	213,821	—	296,996
Italy	—	356,952	—	356,952
Japan	—	4,135,809	—	4,135,809
Luxembourg	—	75,506	—	75,506
Netherlands	—	1,054,986	—	1,054,986
Norway	—	143,207	—	143,207
Singapore	—	270,231	—	270,231
South Korea	—	160,244	—	160,244
Sweden	—	957,046	—	957,046
Switzerland	—	3,407,982	—	3,407,982
Taiwan	—	2,495,903	—	2,495,903
United Kingdom	244,265	616,395	—	860,660
United States	31,121,112	—	—	31,121,112
Short-Term Securities
Money Market Funds	8,460,212	—	—	8,460,212

	$41,464,739	$19,633,546	$—	$61,098,285

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$22,556	$—	$22,556
Liabilities
Equity Contracts	(48,397)	(17,094)	—	(65,491)
Foreign Currency Exchange Contracts	—	(76,000)	—	(76,000)

	$(48,397)	$(70,538)	$—	$(118,935)

(a)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.0%
BHP Group Ltd.	3,446	$115,484
Glencore PLC	53,010	326,630
Rio Tinto PLC	1,266	89,451
South32 Ltd.	16,131	53,721

		585,286

Brazil — 0.1%
NU Holdings Ltd., Class A(a)	7,199	43,266

Canada — 2.4%
Cenovus Energy, Inc.	25,022	462,571
Enbridge, Inc.	20,337	887,473

		1,350,044

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, ADR	298	21,992

China — 3.0%
Aier Eye Hospital Group Co. Ltd., Class A	4,201	22,479
Alibaba Group Holding Ltd.(a)	6,100	74,406
Alibaba Group Holding Ltd., ADR(a)	1,132	109,906
Amoy Diagnostics Co. Ltd., Class A	2,450	16,758
Asymchem Laboratories Tianjin Co. Ltd., Class A	500	19,939
BYD Co. Ltd., Class A	3,700	133,488
China Tourism Group Duty Free Corp. Ltd., Class A	792	21,369
Contemporary Amperex Technology Co. Ltd., Class A	2,933	177,764
Foshan Haitian Flavouring & Food Co. Ltd., Class A	3,066	37,381
Ganfeng Lithium Co. Ltd., Class H(b)	5,200	62,240
Glodon Co. Ltd., Class A	200	1,379
Gree Electric Appliances, Inc. of Zhuhai, Class A	2,843	13,276
Guangzhou Baiyun International Airport Co. Ltd., Class A	2,300	4,107
Haidilao International Holding Ltd.(b)	7,000	13,587
Hangzhou Robam Appliances Co. Ltd., Class A	7,171	33,111
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)	600	5,815
Hundsun Technologies, Inc., Class A	3,413	19,453
Hygeia Healthcare Holdings Co. Ltd.(b)	4,400	21,262
Industrial & Commercial Bank of China Ltd., Class H	19,000	11,453
JD Health International, Inc.(a)(b)	9,150	57,042
JD.com, Inc., Class A(a)	961	29,962
Jiangsu Hengrui Medicine Co. Ltd., Class A	3,225	14,244
Jinxin Fertility Group Ltd.(a)(b)	21,500	13,476
Jiumaojiu International Holdings Ltd.(b)	8,000	17,601
Kingsoft Corp. Ltd.	5,400	16,205
Li Auto, Inc., ADR(a)	3,872	86,849
Meituan, Class B(a)(b)	900	19,284
Microport Cardioflow Medtech Corp.(a)(b)	57,000	19,896
Ming Yuan Cloud Group Holdings Ltd.	5,000	6,494
NetEase, Inc.	95	1,820
NXP Semiconductors NV	1,012	172,951
Shanghai Jinjiang International Hotels Co. Ltd., Class A	2,659	21,346
Tencent Holdings Ltd.	7,100	334,587
Venustech Group, Inc., Class A	3,800	9,939
Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A	2,664	11,563
WuXi AppTec Co. Ltd., Class A	1,196	18,432
Wuxi Biologics Cayman, Inc.(a)(b)	3,433	25,338
Yifeng Pharmacy Chain Co. Ltd., Class A	2,434	13,407
Yonyou Network Technology Co. Ltd., Class A	6,508	18,553
Yum China Holdings, Inc.	550	22,767

		1,730,929

Security	Shares	Value

France — 2.7%
Arkema SA	2,037	$232,105
BNP Paribas SA	3,387	175,621
Cie de Saint-Gobain	5,874	342,678
Danone SA	2,716	164,240
EssilorLuxottica SA	569	96,871
LVMH Moet Hennessy Louis Vuitton SE	780	504,765

		1,516,280

Germany — 5.3%
Auto1 Group SE(a)(b)	4,304	45,063
Deutsche Telekom AG, Registered Shares	38,067	701,238
Infineon Technologies AG	2,231	63,323
Mercedes-Benz Group AG, Registered Shares	9,517	664,298
SAP SE	2,542	257,621
Siemens AG, Registered Shares	6,932	852,324
Vantage Towers AG	12,237	416,079

		2,999,946

Hong Kong — 0.5%
AIA Group Ltd.	27,000	265,241

Israel(a) — 0.6%
Nice Ltd., ADR	1,747	360,598
SimilarWeb Ltd.	596	7,552

		368,150

Italy — 0.5%
Intesa Sanpaolo SpA	142,444	290,261

Japan — 1.4%
FANUC Corp.	2,600	398,393
Hoya Corp.	2,178	216,150
Kose Corp.	1,000	102,661
Recruit Holdings Co. Ltd.	1,386	50,286

		767,490

Netherlands — 3.3%
Adyen NV(a)(b)	154	258,303
Akzo Nobel NV	2,528	219,295
ASML Holding NV	845	479,570
ING Groep NV	54,600	517,292
Shell PLC	7,626	205,905
Shell PLC, ADR	4,020	214,789

		1,895,154

Norway — 0.1%
LINK Mobility Group Holding ASA(a)	2,637	4,261
Norsk Hydro ASA	5,955	50,007

		54,268

South Africa — 0.2%
Anglo American PLC	2,685	118,921

South Korea — 1.3%
Amorepacific Corp.	906	128,929
LG Chem Ltd.	188	76,998
LG Energy Solution(a)	1,226	407,040
Samsung SDI Co. Ltd.	269	128,139

		741,106

Spain — 0.8%
Cellnex Telecom SA(b)	10,211	475,938

Sweden — 0.6%
Volvo AB, B Shares	22,583	360,276

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) April 30, 2022	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland — 0.7%
On Holding AG, Class A(a)	814	$20,325
TE Connectivity Ltd.	2,965	369,973

		390,298

Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	29,000	524,397

United Arab Emirates — 0.0%
NMC Health PLC(a)(c)	504	—

United Kingdom — 3.5%
Alphawave IP Group PLC(a)	9,572	18,054
AstraZeneca PLC	4,806	641,319
Compass Group PLC	13,929	293,928
Genius Sports Ltd.(a)	3,712	14,180
Hedosophia European Growth(a)	975	8,849
Lloyds Banking Group PLC	969,560	550,674
THG PLC(a)	8,251	11,078
Unilever PLC	10,149	471,828

		2,009,910

United States — 61.6%
Abbott Laboratories	6,025	683,837
AbbVie, Inc.	3,668	538,756
Air Products & Chemicals, Inc.	1,998	467,672
Albemarle Corp.	2,053	395,880
Alcoa Corp.	1,226	83,123
Alphabet, Inc., Class C(a)	600	1,379,598
AltC Acquisition Corp., Class A(a)	1,121	10,919
Altice USA, Inc., Class A(a)	218	2,023
Amazon.com, Inc.(a)	611	1,518,720
American Tower Corp.	2,771	667,866
Apple, Inc.	12,657	1,995,376
Applied Materials, Inc.	2,254	248,729
Aptiv PLC(a)	1,808	192,371
Archer-Daniels-Midland Co.	989	88,575
Atlassian Corp. PLC, Class A(a)	128	28,778
AvidXchange Holdings, Inc.(a)	49	401
Ball Corp.	136	11,038
Bank of America Corp.	20,916	746,283
Bath & Body Works, Inc.	727	38,451
Boston Scientific Corp.(a)	13,798	581,034
Bristol-Myers Squibb Co.	4,257	320,424
Bunge Ltd.	1,450	164,024
California Resources Corp.	1,904	76,560
Capri Holdings Ltd.(a)	2,177	103,843
CF Industries Holdings, Inc.	4,290	415,401
Charles Schwab Corp.	9,526	631,860
Charter Communications, Inc., Class A(a)	395	169,254
Chesapeake Energy Corp.	132	10,827
Comcast Corp., Class A	7,295	290,049
ConocoPhillips	11,724	1,119,876
Costco Wholesale Corp.	1,126	598,717
Crowdstrike Holdings, Inc., Class A(a)	919	182,660
Crown Holdings, Inc.	79	8,693
Datadog, Inc., Class A(a)	574	69,328
Deere & Co.	61	23,031
DexCom, Inc.(a)	633	258,631
Diversey Holdings Ltd.(a)	13,057	101,061
Dr. Horton, Inc.	4,417	307,379
Dynatrace, Inc.(a)	2,753	105,605
Edwards Lifesciences Corp.(a)	2,075	219,493
Element Solutions, Inc.	875	18,043

Security	Shares	Value

United States (continued)
EQT Corp.	19,130	$760,417
Excelerate Energy, Inc., Class A	329	8,886
Exxon Mobil Corp.	1,952	166,408
F5, Inc.(a)	1,201	201,059
Ford Motor Co.	3,949	55,918
Fortinet, Inc.(a)	489	141,326
Fortive Corp.	8,989	516,867
Freeport-McMoRan, Inc.	10,476	424,802
General Motors Co.(a)	6,316	239,440
Globalfoundries, Inc.(a)	1,535	80,265
Green Plains, Inc.(a)	130	3,649
HCA Healthcare, Inc.	54	11,586
Highland Transcend Partners I Corp., Class A(a)	3,133	30,891
Hilton Worldwide Holdings, Inc.(a)	2,052	318,655
Home Depot, Inc.	1,683	505,573
Humana, Inc.	1,598	710,407
International Flavors & Fragrances, Inc.	2,364	286,753
Intuitive Surgical, Inc.(a)	1,139	272,563
iShares MSCI China ETF(d)	14,427	727,986
Johnson & Johnson	2,858	515,755
Khosla Ventures Acquisition Co.(a)	532	5,203
Liberty Media Acquisition Corp.(a)	1,053	10,593
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	4,567	191,038
Liberty Media Corp. - Liberty SiriusXM, Class C(a)	6,320	264,682
Live Nation Entertainment, Inc.(a)	487	51,077
LyondellBasell Industries NV, Class A	2,310	244,929
Marsh & McLennan Cos., Inc.	3,735	603,949
Masco Corp.	1,202	63,333
Mastercard, Inc., Class A	2,195	797,619
McDonald’s Corp.	969	241,436
Micron Technology, Inc.	3,954	269,623
Microsoft Corp.	7,923	2,198,791
Mirion Technologies, Inc.(a)	1,381	10,896
MongoDB, Inc.(a)	252	89,442
Morgan Stanley	4,556	367,168
Mosaic Co.	179	11,173
Mr. Cooper Group, Inc.(a)	405	18,213
NextEra Energy, Inc.	6,809	483,575
Nielsen Holdings PLC	328	8,794
NVIDIA Corp.	1,070	198,453
Okta, Inc.(a)	326	38,895
O’Reilly Automotive, Inc.(a)	58	35,180
Palo Alto Networks, Inc.(a)	330	185,222
Park Hotels & Resorts, Inc.	518	10,210
Peloton Interactive, Inc., Class A(a)	3,092	54,296
Pioneer Natural Resources Co.	1,122	260,831
Raymond James Financial, Inc.	2,610	254,371
Regeneron Pharmaceuticals, Inc.(a)	163	107,435
ResMed, Inc.	509	101,785
salesforce.com, Inc.(a)	2,902	510,578
Sarcos Technology and Robotics Corp.(a)	118	555
Seagen, Inc.(a)	1,248	163,500
Sempra Energy	4,763	768,558
ServiceNow, Inc.(a)	416	198,890
SmartRent, Inc.(a)	3,430	16,670
Splunk, Inc.(a)	250	30,505
Starbucks Corp.	3,170	236,609
Stryker Corp.	960	231,610
Tenet Healthcare Corp.(a)	118	8,556
Tesla, Inc.(a)	143	124,519
Thermo Fisher Scientific, Inc.	887	490,440

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
TJX Cos., Inc.	4,710	$288,629
Toast, Inc., Class A(a)	343	6,390
Toll Brothers, Inc.	189	8,764
Tractor Supply Co.	707	142,425
Ulta Beauty, Inc.(a)	82	32,538
United Parcel Service, Inc., Class B	3,133	563,877
UnitedHealth Group, Inc.	2,239	1,138,643
Univar Solutions, Inc.(a)	276	8,037
Valero Energy Corp.	1,961	218,612
Vertiv Holdings Co.	20,902	261,902
Vulcan Materials Co.	3,409	587,337
Walmart, Inc.	2,095	320,514
Walt Disney Co.(a)	3,240	361,681
Wells Fargo & Co.	1,846	80,541
XPO Logistics, Inc.(a)	2,270	122,103
Zscaler, Inc.(a)	637	129,145

		35,083,735

Total Common Stocks — 90.5%
(Cost: $54,578,455)		51,592,888

	Par (000)

Corporate Bonds

United States — 0.0%
Stem, Inc., 0.50%, 12/01/28(b)	$1	642

Total Corporate Bonds — 0.0%
(Cost: $1,000)		642

	Shares

Investment Companies

United States — 0.2%
iShares China Large-Cap ETF(d)	207	6,404
KraneShares Bosera MSCI China A ETF, Class A	530	17,945
KraneShares CSI China Internet ETF	2,343	66,237
United States Oil Fund LP(a)	350	27,006

Total Investment Companies — 0.2%
(Cost: $120,494)		117,592

Preferred Securities

Preferred Stocks — 0.2%

United States — 0.2%
Aptiv PLC, Series A, 5.50%, 06/15/23	245	30,285
Becton Dickinson and Co., Series B, 6.00%, 06/01/23	975	49,832
Boston Scientific Corp., Series A, 5.50%, 06/01/23	159	17,943

		98,060

Total Preferred Securities — 0.2%
(Cost: $108,557)		98,060

Security	Shares	Value

Warrants

Israel — 0.0%
Innovid Corp., (Expires: 11/30/26)(a)	22	$19

United Kingdom — 0.0%
Genius Sports Ltd., (Expires: 12/31/28)(a)	208	156

United States(a) — 0.0%
Altus Power, Inc., (Expires: 12/31/27)	66	77
Cano Health, Inc., (Expires: 06/03/26)	121	132
EVgo, Inc., (Expires: 09/15/25)	60	129
Gores Holdings VIII, Inc. Class A, (Expires: 12/31/27)	104	98
Highland Transcend Partners I Corp., (Expires: 12/31/27)	124	35
Hippo Holdings, Inc., (Expires: 07/30/26)	57	19
Offerpad Solutions, Inc., (Expires: 09/01/26)	107	85
Sarcos Technology and Robotics Corp., Class A, (Expires: 06/15/27)	354	265
TPG Pace Beneficial Finance Corp., Class A, (Expires: 10/09/27)	30	16
Volta, Inc., Series C, (Expires: 08/26/26)	70	45

		901

Total Warrants — 0.0%
(Cost: $2,803)		1,076

Total Long-Term Investments — 90.9%
(Cost: $54,811,309)		51,810,258

Short-Term Securities

Money Market Funds — 8.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.29%(d)(e)	4,741,013	4,741,013

Total Short-Term Securities — 8.3%
(Cost: $4,741,013)		4,741,013

Options Purchased — 0.2%
(Cost: $162,252)		121,407

Total Investments Before Options Written — 99.4%
(Cost: $59,714,574)		56,672,678

Options Written — (0.3)%
(Premiums Received: $(141,933))		(210,824)

Total Investments, Net of Options Written — 99.1%
(Cost: $59,572,641)		56,461,854
Other Assets Less Liabilities — 0.9%		503,938

Net Assets — 100.0%		$56,965,792

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2022	BlackRock GA Dynamic Equity Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$471,545	$4,269,468	(a)	$—	$—	$—	$4,741,013	4,741,013	$1,504	$—
iShares China Large-Cap ETF	7,035	2,181		—	—	(2,812)	6,404	207	113	—
iShares MSCI China ETF	—	826,083		—	—	(98,097)	727,986	14,427	—	—

					$—	$(100,909)	$5,475,403		$1,617	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
CAC 40 Index	2	05/20/22	$135	$841
FTSE 100 Index	4	06/17/22	373	17,703
S&P 500 E-Mini Index	32	06/17/22	6,604	(151,145)

				(132,601)

Short Contracts
FTSE Taiwan Index	19	05/30/22	1,095	9,572
KOSPI 200 Index	12	06/09/22	838	10,243
Nikkei 225 Yen-Denominated	4	06/09/22	412	7,153
S&P/TSE 60 Index	1	06/16/22	195	4,087
SPI 200 Index	1	06/16/22	129	3,542

				34,597

				$(98,004)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	4,815,000	USD	62,087	Morgan Stanley & Co. International PLC	06/16/22	$509
USD	759,981	EUR	692,343	Barclays Bank PLC	06/16/22	28,116
USD	81,187	HKD	635,000	UBS AG	06/16/22	189
USD	81,579	TWD	2,306,000	HSBC Bank USA N.A	06/16/22	3,011

						31,825

AUD	155,000	USD	111,599	Deutsche Bank AG	06/16/22	(1,998)
CAD	148,000	USD	115,751	Bank of America N.A	06/16/22	(556)
CHF	477,457	USD	509,327	Morgan Stanley & Co. International PLC	06/16/22	(17,404)
GBP	95,000	USD	123,852	Morgan Stanley & Co. International PLC	06/16/22	(4,389)
JPY	107,596,209	USD	911,566	BNP Paribas SA	06/16/22	(81,271)

						(105,618)

						$(73,793)

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock GA Dynamic Equity Fund

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Apple, Inc.	3	05/20/22	USD	180.00	USD	47	$81
Bath & Body Works, Inc.	14	05/20/22	USD	60.00	USD	74	1,225
Devon Energy Corp.	3	05/20/22	USD	70.00	USD	17	170
Diamondback Energy, Inc.	2	05/20/22	USD	150.00	USD	25	245
Diamondback Energy, Inc.	3	05/20/22	USD	155.00	USD	38	247
Marathon Oil Corp.	1	05/20/22	USD	28.00	USD	2	61
Occidental Petroleum Corp.	1	05/20/22	USD	55.00	USD	6	387
Occidental Petroleum Corp.	1	05/20/22	USD	60.00	USD	6	195
Occidental Petroleum Corp.	1	05/20/22	USD	65.00	USD	6	92
Ovintiv Inc.	1	05/20/22	USD	55.00	USD	5	195
ServiceNow, Inc.	2	05/20/22	USD	520.00	USD	96	1,920
Tesla, Inc.	1	05/20/22	USD	1,150.00	USD	87	282
BP PLC	27	06/17/22	USD	35.00	USD	78	486
NVIDIA Corp.	4	06/17/22	USD	280.00	USD	74	338
Devon Energy Corp.	3	07/15/22	USD	70.00	USD	17	621
Diamondback Energy, Inc.	3	07/15/22	USD	160.00	USD	38	877
Marathon Oil Corp.	1	07/15/22	USD	26.00	USD	2	230
Marathon Oil Corp.	2	07/15/22	USD	27.00	USD	5	385
Marathon Oil Corp.	2	07/15/22	USD	30.00	USD	5	225
Occidental Petroleum Corp.	7	07/15/22	USD	70.00	USD	39	1,470
General Motors Co.	24	09/16/22	USD	45.00	USD	91	4,008

							13,740

Put
Alibaba Group Holding Ltd.	9	05/20/22	USD	90.00	USD	87	3,600
Apple, Inc.	4	05/20/22	USD	140.00	USD	63	506
Micron Technology, Inc.	6	05/20/22	USD	75.00	USD	41	4,770
Amazon.com, Inc.	1	06/17/22	USD	2,900.00	USD	249	44,000
Apple, Inc.	14	07/15/22	USD	160.00	USD	221	15,470
Anglo American PLC	2	08/19/22	GBP	32.00	GBP	74	4,786
BHP Group Ltd.	3	08/19/22	GBP	25.00	GBP	82	4,847
ConocoPhillips	11	08/19/22	USD	90.00	USD	105	7,452
PPG Industries, Inc.	2	08/19/22	USD	125.00	USD	26	1,800
Rio Tinto PLC, ADR	1	08/19/22	GBP	52.00	GBP	60	3,968
Sherwin-Williams Co. (The)	1	09/16/22	USD	240.00	USD	27	775

							91,974

							$105,714

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
CF Industries Holdings, Inc.	Citibank N.A	700	05/20/22	USD	115.00	USD	68	$645
Mosaic Co.	Citibank N.A	1,250	05/20/22	USD	75.00	USD	78	1,431
Amazon.com, Inc.	Citibank N.A	5	06/17/22	USD	4,150.00	USD	12	—
Essilorluxottica SA	Goldman Sachs International	147	06/17/22	EUR	200.00	EUR	24	32
Pioneer Natural Resources Co.	Morgan Stanley & Co. International PLC	1,903	06/17/22	USD	260.00	USD	442	10,156
Shell plc, ADR	Nomura International PLC	4,196	06/17/22	USD	60.00	USD	224	3,252
Essilorluxottica SA	JPMorgan Chase Bank N.A	114	09/16/22	EUR	200.00	EUR	19	177

								$15,693

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Freeport-McMoRan, Inc.	9	05/20/22	USD	55.00	USD	36	$(50)
Microsoft Corp.	6	05/20/22	USD	320.00	USD	167	(219)

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2022	BlackRock GA Dynamic Equity Fund

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Pioneer Natural Resources Co.	3	05/20/22	USD	270.00	USD	70	$(615)
Tesla, Inc.	1	05/20/22	USD	1,350.00	USD	87	(42)
Alcoa Corp.	6	06/17/22	USD	85.00	USD	41	(1,056)
Alibaba Group Holding Ltd.	3	06/17/22	USD	130.00	USD	29	(557)
Amazon.com, Inc.	1	06/17/22	USD	3,500.00	USD	249	(360)
Apple, Inc.	16	06/17/22	USD	185.00	USD	252	(1,192)
Costco Wholesale Corp.	3	06/17/22	USD	640.00	USD	160	(366)
EQT Corp.	32	06/17/22	USD	28.00	USD	127	(39,360)
NXP Semiconductors NV	3	06/17/22	USD	210.00	USD	51	(488)
Valero Energy Corp.	10	06/17/22	USD	105.00	USD	111	(10,575)
Apple, Inc.	14	07/15/22	USD	195.00	USD	221	(966)
Anglo American PLC	1	08/19/22	GBP	41.00	GBP	37	(1,710)
BHP Group Ltd.	1	08/19/22	GBP	32.00	GBP	27	(852)
ConocoPhillips	32	08/19/22	USD	120.00	USD	306	(5,968)
Rio Tinto PLC, ADR	1	08/19/22	GBP	65.90	GBP	60	(1,726)
General Motors Co.	24	09/16/22	USD	52.50	USD	91	(1,356)

							(67,458)

Put
Alibaba Group Holding Ltd.	9	05/20/22	USD	75.00	USD	87	(868)
Bath & Body Works, Inc.	14	05/20/22	USD	50.00	USD	74	(2,870)
Delphi Automotive PLC	3	05/20/22	USD	135.00	USD	32	(8,535)
Home Depot, Inc.	1	05/20/22	USD	290.00	USD	30	(768)
Micron Technology, Inc.	12	05/20/22	USD	65.00	USD	82	(2,832)
Nice Ltd.	2	05/20/22	USD	220.00	USD	41	(3,490)
Starbucks Corp.	4	05/20/22	USD	80.00	USD	30	(2,730)
Tesla, Inc.	1	05/20/22	USD	950.00	USD	87	(10,657)
Albemarle Corp.	2	06/17/22	USD	180.00	USD	39	(2,160)
Alcoa Corp.	6	06/17/22	USD	55.00	USD	41	(1,179)
Amazon.com, Inc.	1	06/17/22	USD	2,600.00	USD	249	(21,572)
Autodesk, Inc.	3	06/17/22	USD	180.00	USD	57	(3,255)
BP PLC	27	06/17/22	USD	27.00	USD	78	(3,064)
Charter Communications, Inc., Class A	1	06/17/22	USD	470.00	USD	43	(5,000)
Compagnie Financiere Richemont SA	5	06/17/22	CHF	100.00	CHF	58	(1,293)
CSX Corp.	16	06/17/22	USD	30.83	USD	55	(920)
Deere & Co.	2	06/17/22	USD	380.00	USD	76	(4,690)
Hermes International SCA	1	06/17/22	EUR	1,150.00	EUR	119	(4,804)
LVMH Moet Hennessy Louis Vuitton SE	1	06/17/22	EUR	560.00	EUR	62	(789)
Masco Corp.	7	06/17/22	USD	50.00	USD	37	(1,207)
NVIDIA Corp.	4	06/17/22	USD	215.00	USD	74	(14,730)
Apple, Inc.	27	07/15/22	USD	135.00	USD	426	(8,707)
Sociedad Quimica y Minera de Chile SA, ADR	3	07/15/22	USD	60.00	USD	22	(758)
Anglo American PLC	2	08/19/22	GBP	28.69	GBP	74	(2,603)
BHP Group Ltd.	3	08/19/22	GBP	22.00	GBP	82	(2,490)
ConocoPhillips	11	08/19/22	USD	75.00	USD	105	(2,689)
Rio Tinto PLC, ADR	1	08/19/22	GBP	46.01	GBP	60	(1,940)
General Motors Co.	24	09/16/22	USD	32.00	USD	91	(4,500)

							(121,100)

							$(188,558)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Essilorluxottica SA	Goldman Sachs International	147	06/17/22	EUR	220.00	EUR	24	$(3)
Pioneer Natural Resources Co.	Morgan Stanley & Co. International PLC	1,903	06/17/22	USD	285.00	USD	442	(5,558)
Shell plc, ADR	Nomura International PLC	4,196	06/17/22	USD	65.00	USD	224	(1,049)
Essilorluxottica SA	JPMorgan Chase Bank N.A	114	09/16/22	EUR	225.00	EUR	19	(34)

								(6,644)

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock GA Dynamic Equity Fund

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
Amazon.com, Inc.	Citibank N.A	2	06/17/22	USD	2,800.00	USD	5	$(883)
Essilorluxottica SA	Goldman Sachs International	147	06/17/22	EUR	160.00	EUR	24	(984)
Pioneer Natural Resources Co.	Morgan Stanley & Co. International PLC	952	06/17/22	USD	220.00	USD	221	(12,440)
Essilorluxottica SA	JPMorgan Chase Bank N.A	114	09/16/22	EUR	160.00	EUR	19	(1,315)

								(15,622)

								$(22,266)

OTC Total Return Swaps

					Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund

Reference	Frequency	Rate	Frequency	Counterparty
Universal Health Service Inc.	Quarterly	1-Day SOFR minus 0.08%, 0.00%	Quarterly	BNP Paribas SA	N/A	06/10/22	4		$755	$—	$755
Universal Health Service Inc.	Quarterly	1-Day SOFR minus 0.07%, 0.00%	Quarterly	BNP Paribas SA	N/A	08/10/22	7		550	—	550
PPG Industries Inc.	Quarterly	1-Day SOFR minus 0.08%, 0.00%	Quarterly	BNP Paribas SA	N/A	09/02/22	6		(15)	—	(15)
Sherwin Williams	Quarterly	1-Day SOFR minus 0.08%, 0.00%	Quarterly	BNP Paribas SA	N/A	09/02/22	7		(449)	—	(449)
Treehouse Foods Inc.	Quarterly	1-Day SOFR minus 0.25%, 0.00%	Quarterly	Citibank N.A	N/A	09/09/22	1		37	—	37
Treehouse Foods Inc.	Quarterly	1-Day SOFR minus 0.25%, 0.00%	Quarterly	Citibank N.A	N/A	09/09/22	0	(a)	10	—	10
Treehouse Foods Inc.	Quarterly	1-Day SOFR minus 0.25%, 0.00%	Quarterly	Citibank N.A	N/A	09/09/22	3		109	—	109
Treehouse Foods Inc.	Quarterly	1-Day SOFR minus 0.25%, 0.00%	Quarterly	Citibank N.A	N/A	09/09/22	2		89	—	89
Treehouse Foods Inc.	Quarterly	1-Day SOFR minus 0.25%, 0.00%	Quarterly	Citibank N.A	N/A	09/09/22	1		28	—	28
Treehouse Foods Inc.	Quarterly	1-Day SOFR minus 0.25%, 0.00%	Quarterly	Citibank N.A	N/A	09/09/22	1		53	—	53

									$1,167	$—	$1,167

(a)	Rounds to less than 1,000.

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Short	Monthly	JPMorgan Chase Bank N.A.(b)	02/08/23	$(3,470)	$(378	)(c)	$(3,423)	0.0%

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(425) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

(b)
Range:	15 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2022	BlackRock GA Dynamic Equity Fund

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date Feburary 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

United States
JM Smucker Co.	(25)	$(3,423)	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(3,423)

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	$ —	$ —	$ 1,631	$ (842)	$ —

Options Written	N/A	N/A	42,710	(111,601)	(210,824)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$53,141	$—	$—	$—	$53,141
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	31,825	—	—	31,825
Options purchased
Investments at value — unaffiliated(b)	—	—	121,407	—	—	—	121,407
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	1,631	—	—	—	1,631

	$—	$—	$176,179	$31,825	$—	$—	$208,004

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$151,145	$—	$—	$—	$151,145
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	105,618	—	—	105,618
Options written
Options written at value	—	—	210,824	—	—	—	210,824
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	842	—	—	—	842

	$—	$—	$362,811	$105,618	$—	$—	$468,429

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock GA Dynamic Equity Fund

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(269,147)	$—	$—	$—	$(269,147)
Forward foreign currency exchange contracts	—	—	—	(25,792)	—	—	(25,792)
Options purchased(a)	—	—	(23,508)	—	—	—	(23,508)
Options written	—	—	91,426	—	—	—	91,426
Swaps	—	—	2,920	—	—	—	2,920

	$—	$—	$(198,309)	$(25,792)	$—	$—	$(224,101)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(123,141)	$—	$—	$—	$(123,141)
Forward foreign currency exchange contracts	—	—	—	(70,829)	—	—	(70,829)
Options purchased(b)	—	—	(40,011)	—	—	—	(40,011)
Options written	—	—	(73,321)	—	—	—	(73,321)
Swaps	—	—	345	—	—	—	345

	$—	$—	$(236,128)	$(70,829)	$—	$—	$(306,957)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,305,099
Average notional value of contracts — short	$1,071,983
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$713,379
Average amounts sold — in USD	$1,331,289
Options:
Average value of option contracts purchased	$69,244
Average value of option contracts written	$81,224
Total return swaps:
Average notional value	$(21,582)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$12,093		$228,027
Forward foreign currency exchange contracts	31,825		105,618
Options	121,407	(a)	210,824
Swaps — OTC(b)	1,631		842

Total derivative assets and liabilities in the Statements of Assets and Liabilities	166,956		545,311

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(117,807)		(416,585)

Total derivative assets and liabilities subject to an MNA	$49,149		$128,726

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2022	BlackRock GA Dynamic Equity Fund

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Barclays Bank PLC	$28,116	$—		$—	$—	$28,116
BNP Paribas SA	1,305	(1,305)		—	—	—
Citibank N.A.	2,402	(883)		—	—	1,519
Goldman Sachs International	32	(32)		—	—	—
HSBC Bank USA N.A.	3,011	—		—	—	3,011
JPMorgan Chase Bank N.A.	177	(177)		—	—	—
Morgan Stanley & Co. International PLC	10,665	(10,665)		—	—	—
Nomura International PLC	3,252	(1,049)		—	—	2,203
UBS AG	189	—		—	—	189

	$49,149	$(14,111)		$—	$—	$35,038

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)
Bank of America N.A.	$556	$—		$—	$—	$556
BNP Paribas SA	81,735	(1,305)		—	—	80,430
Citibank N.A.	883	(883)		—	—	—
Deutsche Bank AG	1,998	—		—	—	1,998
Goldman Sachs International	987	(32)		—	—	955
JPMorgan Chase Bank N.A.	1,727	(177)		—	—	1,550
Morgan Stanley & Co. International PLC	39,791	(10,665)		—	—	29,126
Nomura International PLC	1,049	(1,049)		—	—	—

	$128,726	$(14,111)		$—	$—	$114,615

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$585,286	$—	$585,286
Brazil	43,266	—	—	43,266
Canada	1,350,044	—	—	1,350,044
Chile	21,992	—	—	21,992
China	369,706	1,361,223	—	1,730,929
France	—	1,516,280	—	1,516,280
Germany	—	2,999,946	—	2,999,946
Hong Kong	—	265,241	—	265,241
Israel	368,150	—	—	368,150
Italy	—	290,261	—	290,261

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock GA Dynamic Equity Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Japan	$—	$767,490	$—	$767,490
Netherlands	214,789	1,680,365	—	1,895,154
Norway	—	54,268	—	54,268
South Africa	—	118,921	—	118,921
South Korea	407,040	334,066	—	741,106
Spain	—	475,938	—	475,938
Sweden	—	360,276	—	360,276
Switzerland	390,298	—	—	390,298
Taiwan	—	524,397	—	524,397
United Arab Emirates	—	—	—	—
United Kingdom	41,083	1,968,827	—	2,009,910
United States	35,083,735	—	—	35,083,735
Corporate Bonds	—	642	—	642
Investment Companies	117,592	—	—	117,592
Preferred Securities
Preferred Stocks	98,060	—	—	98,060
Warrants	1,076	—	—	1,076
Short-Term Securities
Money Market Funds	4,741,013	—	—	4,741,013
Options Purchased
Equity Contracts	105,714	15,693	—	121,407

	$43,353,558	$13,319,120	$—	$56,672,678

Derivative Financial Instruments(a)
Assets
Equity Contracts	$11,240	$43,532	$—	$54,772
Foreign Currency Exchange Contracts	—	31,825	—	31,825
Liabilities
Equity Contracts	(339,703)	(23,108)	—	(362,811)
Foreign Currency Exchange Contracts	—	(105,618)	—	(105,618)

	$(328,463)	$(53,369)	$—	$(381,832)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Statements of Assets and Liabilities

April 30, 2022

	BlackRock GA Disciplined Volatility Equity Fund	BlackRock GA Dynamic Equity Fund

ASSETS
Investments, at value — unaffiliated(a)	$52,638,073	$51,197,275
Investments, at value — affiliated(b)	8,460,212	5,475,403
Cash	29,824	3,415
Cash pledged:
Collateral — exchange-traded options written	—	820,000
Futures contracts	90,000	543,000
Foreign currency, at value(c)	57,539	17,297
Receivables:
Investments sold	446,503	332,912
Swaps	—	2,399
Capital shares sold	48,412	47,116
Dividends — unaffiliated	77,627	82,978
Dividends — affiliated	1,662	976
From the Manager	65,197	80,619
Due from broker	15,000	—
Variation margin on futures contracts	—	12,093
Unrealized appreciation on:
Forward foreign currency exchange contracts	22,556	31,825
OTC swaps	—	1,631
Prepaid expenses	28,006	29,051

Total assets	61,980,611	58,677,990

LIABILITIES
Options written, at value(d)	—	210,824
Payables:
Investments purchased	1,242,336	945,049
Swaps	—	188
Accounting services fees	9,516	18,118
Capital shares redeemed	21,643	20,337
Custodian fees	46,964	65,019
Trustees’ and Officer’s fees	1,883	1,883
Other accrued expenses	6,286	24,746
Professional fees	91,599	82,951
Transfer agent fees	8,703	8,596
Variation margin on futures contracts	45,915	228,027
Unrealized depreciation on:
Forward foreign currency exchange contracts	76,000	105,618
OTC swaps	—	842

Total liabilities	1,550,845	1,712,198

NET ASSETS	$60,429,766	$56,965,792

NET ASSETS CONSIST OF
Paid-in capital	$63,886,479	$62,105,062

Accumulated loss	(3,456,713)	(5,139,270)

NET ASSETS	$60,429,766	$56,965,792

(a) Investments, at cost — unaffiliated	$55,034,815	$54,138,825
(b) Investments, at cost — affiliated	$8,460,212	$5,575,749
(c) Foreign currency, at cost	$57,582	$17,787
(d) Premiums received	$—	$141,933

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

April 30, 2022

	BlackRock GA Disciplined Volatility Equity Fund	BlackRock GA Dynamic Equity Fund

NET ASSET VALUE
Institutional
Net assets	$53,757,775	$49,823,496

Shares outstanding	4,611,398	3,930,504

Net asset value	$11.66	$12.68

Shares authorized	Unlimited	Unlimited

Par value	$0.01	$0.01

Class K
Net assets	$6,671,991	$7,142,296

Shares outstanding	571,809	562,989

Net asset value	$11.67	$12.69

Shares authorized	Unlimited	Unlimited

Par value	$0.01	$0.01

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Operations

Year Ended April 30, 2022

	BlackRock GA Disciplined Volatility Equity Fund(a)	BlackRock GA Dynamic Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$406,113	$399,448
Dividends — affiliated	2,519	1,617
Foreign taxes withheld	(30,195)	(23,837)

Total investment income	378,437	377,228

EXPENSES
Professional	132,476	131,728
Investment advisory	97,086	99,318
Custodian	88,805	114,418
Registration	40,679	41,122
Printing and postage	22,703	22,588
Accounting services	20,003	35,140
Transfer agent — class specific	14,374	12,304
Trustees and Officer	7,697	7,697
Miscellaneous	12,330	13,162

Total expenses	436,153	477,477
Less:
Fees waived and/or reimbursed by the Manager	(300,392)	(340,984)
Transfer agent fees waived and/or reimbursed — class specific	(6,230)	(4,379)

Total expenses after fees waived and/or reimbursed	129,531	132,114

Net investment income	248,906	245,114

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(780,271)	(1,359,685)
Investments — affiliated	1,519	—
Forward foreign currency exchange contracts	(13,513)	(25,792)
Foreign currency transactions	31,260	15,547
Futures contracts	56,791	(269,147)
Options written	—	91,426
Swaps	—	2,920

	(704,214)	(1,544,731)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,612,347)	(5,188,665)
Investments — affiliated	(955)	(100,909)
Forward foreign currency exchange contracts	(54,538)	(70,829)
Foreign currency translations	(3,424)	(1,295)
Futures contracts	(65,244)	(123,141)
Options written	—	(73,321)
Swaps	—	345

	(3,736,508)	(5,557,815)

Net realized and unrealized loss	(4,440,722)	(7,102,546)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,191,816)	$(6,857,432)

(a)	Consolidated Statement of Operations.

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock GA Disciplined Volatility Equity Fund			BlackRock GA Dynamic Equity Fund
	Year Ended 04/30/22 (a)	Period from 11/01/20 to 04/30/21 (a)	Year Ended 10/31/20 (a)	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$248,906	$39,380	$88,486	$245,114	$33,664	$60,272
Net realized gain (loss)	(704,214)	318,396	77,576	(1,544,731)	602,288	44,153
Net change in unrealized appreciation (depreciation)	(3,736,508)	793,472	(73,030)	(5,557,815)	1,283,016	368,476

Net increase (decrease) in net assets resulting from operations	(4,191,816)	1,151,248	93,032	(6,857,432)	1,918,968	472,901

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(336,963)	(1,357)	(2,156)	(321,242)	(698)	(485)
Class K	(442,313)	(101,603)	(243,212)	(723,325)	(49,302)	(52,516)

Decrease in net assets resulting from distributions to shareholders	(779,276)	(102,960)	(245,368)	(1,044,567)	(50,000)	(53,001)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	58,402,447	106,956	288,456	56,871,164	56,058	100,959

NET ASSETS
Total increase in net assets	53,431,355	1,155,244	136,120	48,969,165	1,925,026	520,859
Beginning of period	6,998,411	5,843,167	5,707,047	7,996,627	6,071,601	5,550,742

End of period	$60,429,766	$6,998,411	$5,843,167	$56,965,792	$7,996,627	$6,071,601

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock GA Disciplined Volatility Equity Fund

	Institutional

	Year Ended 04/30/22 (a)	Period from 11/01/20 to 04/30/21	(a)	Year Ended 10/31/20 (a)	Period from 11/30/18 to 10/31/19	(b)

Net asset value, beginning of period	$12.84	$10.90		$11.20	$10.31

Net investment income(c)	0.12	0.07		0.16	0.23
Net realized and unrealized gain (loss)	(0.49)	2.06		0.01	0.91

Net increase (decrease) from investment operations	(0.37)	2.13		0.17	1.14

Distributions(d)
From net investment income	(0.08)	(0.06)		(0.32)	(0.25)
From net realized gain	(0.73)	(0.13)		(0.15)	—

Total distributions	(0.81)	(0.19)		(0.47)	(0.25)

Net asset value, end of period	$11.66	$12.84		$10.90	$11.20

Total Return(e)
Based on net asset value	(3.35)%	19.67	%(f)	1.56%	11.22	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.37%	5.18	%(h)(i)	5.27%	6.39	%(h)(j)

Total expenses after fees waived and/or reimbursed	0.55%	0.55	%(h)	0.54%	0.55	%(h)

Net investment income	0.99%	1.12	%(h)	1.51%	2.39	%(h)

Supplemental Data
Net assets, end of period (000)	$53,758	$97		$78	$33

Portfolio turnover rate	121%	57%		125%	125%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.46%.
(j)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 5.55%.

See notes to financial statements.

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock GA Disciplined Volatility Equity Fund (continued)
	Class K
	Year Ended 04/30/22 (a)	Period from 11/01/20 to 04/30/21	(a)	Year Ended October 31,			Period from 06/01/17 to 10/31/17	(b)
				2020 (a)	2019	2018

Net asset value, beginning of period	$12.85	$10.91		$11.21	$9.97	$10.30	$10.00

Net investment income(c)	0.14	0.07		0.17	0.25	0.20	0.05
Net realized and unrealized gain (loss)	(0.51)	2.06		0.01	1.24	(0.38)	0.25

Net increase (decrease) from investment operations	(0.37)	2.13		0.18	1.49	(0.18)	0.30

Distributions(d)
From net investment income	(0.08)	(0.06)		(0.33)	(0.25)	(0.15)	—
From net realized gain	(0.73)	(0.13)		(0.15)	—	—	—

Total distributions	(0.81)	(0.19)		(0.48)	(0.25)	(0.15)	—

Net asset value, end of period	$11.67	$12.85		$10.91	$11.21	$9.97	$10.30

Total Return(e)
Based on net asset value	(3.32)%	19.68	%(f)	1.60%	15.12%	(1.83)%	3.00	%(f)

Ratios to Average Net Assets(g)
Total expenses	2.82%	4.99	%(h)(i)	4.86%	5.66%	3.64%	4.34	%(h)(j)

Total expenses after fees waived and/or reimbursed	0.50%	0.50	%(h)	0.50%	0.50%	0.52%	0.50	%(h)

Net investment income	1.10%	1.21	%(h)	1.56%	2.35%	1.88%	1.08	%(h)

Supplemental Data
Net assets, end of period (000)	$6,672	$6,901		$5,765	$5,674	$5,017	$5,161

Portfolio turnover rate	121%	57%		125%	125%	184%	55%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.26%.
(j)	Audit, offering and organization costs were not annualized in the calculation of expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock GA Dynamic Equity Fund

	Institutional

	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20	Period from 11/30/18 to 10/31/19	(a)

Net asset value, beginning of period	$15.33	$11.73		$10.92	$10.32

Net investment income(b)	0.14	0.06		0.11	0.17
Net realized and unrealized gain (loss)	(1.40)	3.63		0.80	0.81

Net increase (decrease) from investment operations	(1.26)	3.69		0.91	0.98

Distributions(c)
From net investment income	(0.14)	(0.09)		(0.10)	(0.23)
From net realized gain	(1.25)	—		—	(0.15)

Total distributions	(1.39)	(0.09)		(0.10)	(0.38)

Net asset value, end of period	$12.68	$15.33		$11.73	$10.92

Total Return(d)
Based on net asset value	(9.33)%	31.58	%(e)	8.35%	9.97	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.49%	5.34	%(g)(h)	5.92%	7.07	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.55%	0.55	%(g)	0.54%	0.54	%(g)

Net investment income	1.01%	0.88	%(g)	1.01%	1.83	%(g)

Supplemental Data
Net assets, end of period (000)	$49,823	$121		$88	$34

Portfolio turnover rate	66%	32%		73%	74%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.48%.
(i)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 6.21%.

See notes to financial statements.

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock GA Dynamic Equity Fund (continued)
	Class K
	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended October 31,			Period from 06/01/17 to 10/31/17	(a)
				2020	2019	2018

Net asset value, beginning of period	$15.34	$11.74		$10.92	$10.17	$10.97	$10.00

Net investment income(b)	0.14	0.06		0.12	0.19	0.13	0.03
Net realized and unrealized gain (loss)	(1.40)	3.64		0.80	0.94	(0.60)	0.94

Net increase (decrease) from investment operations	(1.26)	3.70		0.92	1.13	(0.47)	0.97

Distributions(c)
From net investment income	(0.14)	(0.10)		(0.10)	(0.23)	(0.17)	—
From net realized gain	(1.25)	—		—	(0.15)	(0.16)	—

Total distributions	(1.39)	(0.10)		(0.10)	(0.38)	(0.33)	—

Net asset value, end of period	$12.69	$15.34		$11.74	$10.92	$10.17	$10.97

Total Return(d)
Based on net asset value	(9.29)%	31.59	%(e)	8.49%	11.58%	(4.54)%	9.70	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.83%	5.15	%(g)(h)	5.50%	6.24%	3.43%	4.35	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.50%	0.50	%(g)	0.50%	0.50%	0.52%	0.50	%(g)

Net investment income	0.94%	0.93	%(g)	1.05%	1.85%	1.16%	0.80	%(g)

Supplemental Data
Net assets, end of period (000)	$7,142	$7,875		$5,984	$5,517	$5,118	$5,494

Portfolio turnover rate	66%	32%		73%	74%	205%	70%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.28%.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratio. If these expenses were annualized, the total expenses would have been 7.13%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Notes to Financial Statements

1.	ORGANIZATION

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock GA Disciplined Volatility Equity Fund	GA Disciplined Volatility Equity	Diversified
BlackRock GA Dynamic Equity Fund	GA Dynamic Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold only to certain eligible investors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of GA Disciplined Volatility Equity include the account of Cayman GA Disciplined Volatility Equity Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of GA Disciplined Volatility Equity and primarily invests in commodity-related instruments. The Subsidiary enables GA Disciplined Volatility Equity to hold these commodity-related instruments and satisfy regulated investment company tax requirements. GA Disciplined Volatility Equity may invest up to 25% of its total assets in the Subsidiary. There were no net assets in the Subsidiary as of period end. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to GA Disciplined Volatility Equity, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Funds’ ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	GA Disciplined Volatility Equity	GA Dynamic Equity
First $1 billion	0.40%	0.40%
$1 billion — $3 billion	0.38	0.38
$3 billion — $5 billion	0.36	0.36
$5 billion — $10 billion	0.35	0.35
Greater than $10 billion	0.34	0.34

For the year ended April 30, 2022, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Fund Name	Amounts Reimbursed
GA Disciplined Volatility Equity	$13
GA Dynamic Equity	14

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, GA Disciplined Volatility Equity pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2022, the Funds did not pay any amounts to affiliates in return for these services.

For the year ended April 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Class K	Total
GA Disciplined Volatility Equity	$14,362	$12	$14,374
GA Dynamic Equity	12,287	17	12,304

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
GA Disciplined Volatility Equity	$1,010
GA Dynamic Equity	666

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2022, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
GA Disciplined Volatility Equity	$3
GA Dynamic Equity	407

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Class K
GA Disciplined Volatility Equity	0.55%	0.50%
GA Dynamic Equity	0.55	0.50

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2022, amounts included in the Statements of Operations were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
GA Disciplined Volatility Equity	$299,379
GA Dynamic Equity	339,911

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations. For the year ended April 30, 2022, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed - Class Specific
Fund Name	Institutional	Class K	Total
GA Disciplined Volatility Equity	$6,218	$12	$6,230
GA Dynamic Equity	4,362	17	4,379

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective June 1, 2024, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

As of April 30, 2022, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring
Fund Name/Fund Level/Share Class	April 30, 2023	April 30, 2024
GA Disciplined Volatility Equity
Fund Level	$187,531	$299,379
Institutional	42	6,218
Class K	13	12
GA Dynamic Equity
Fund Level	210,465	339,911
Institutional	36	4,362
Class K	19	17

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on April 30, 2022:

Fund Name/Fund Level/Share Class	Expired April 30, 2022
GA Disciplined Volatility Equity
Fund Level	$247,869
Institutional	166
Class K	16
GA Dynamic Equity
Fund Level	286,786
Institutional	165
Class K	15

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2022, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended April 30, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
GA Disciplined Volatility Equity	$77,244,036	$26,966,375
GA Dynamic Equity	66,622,599	15,509,565

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
GA Disciplined Volatility Equity
Ordinary income	$435,631	$34,500	$242,763
Long-term capital gains	343,645	68,460	2,605

	$779,276	$102,960	$245,368

GA Dynamic Equity
Ordinary income	$473,258	$50,000	$53,001
Long-term capital gains	571,309	—	—

	$1,044,567	$50,000	$53,001

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

As of April 30, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Net Unrealized Gains (Losses)(a)	Qualified Late-Year Loss(b)	Total
GA Disciplined Volatility Equity	$148,693	$(2,989,485)	$(615,921)	$(3,456,713)
GA Dynamic Equity	92,037	(3,861,979)	(1,369,328)	(5,139,270)

(a)

The difference between book-basis and tax-basis net unrealized gains/losses was attributable primarily to the tax deferral of losses on wash sales and straddles and the realization for tax purposes of unrealized gains/losses on certain foreign currency and futures contracts.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
GA Disciplined Volatility Equity	$64,067,320	$1,460,788	$(4,447,092)	$(2,986,304)
GA Dynamic Equity	60,467,112	2,122,545	(5,954,690)	(3,832,145)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchases and exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded options purchases and exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 04/30/22		Period from 11/01/20 to 04/30/21		Year Ended 10/31/20
Fund Name / Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts
GA Disciplined Volatility Equity
Institutional
Shares sold	5,043,484	$63,438,773	308	$3,996	4,035	$43,088
Shares issued in reinvestment of distributions	25,989	336,963	114	1,357	197	2,155
Shares redeemed	(465,668)	(5,815,602)	—	—	—	—

	4,603,805	$57,960,134	422	$5,353	4,232	$45,243

Class K
Shares issued in reinvestment of distributions	34,703	$442,313	8,509	$101,603	22,264	$243,213

	34,703	$442,313	8,509	$101,603	22,264	$243,213

	4,638,508	$58,402,447	8,931	$106,956	26,496	$288,456

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

	Year Ended 04/30/22		Period from 11/01/20 to 04/30/21		Year Ended 10/31/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts
GA Dynamic Equity
Institutional
Shares sold	4,299,920	$61,269,813	784	$11,496	4,352	$47,008
Shares issued in reinvestment of distributions	21,946	321,242	51	698	42	485
Shares redeemed	(399,272)	(5,443,666)	(393)	(6,038)	—	—

	3,922,594	$56,147,389	442	$6,156	4,394	$47,493

Class K
Shares sold	30	$450	42	$600	87	$950
Shares issued in reinvestment of distributions	49,575	723,325	3,601	49,302	4,590	52,516

	49,605	$723,775	3,643	$49,902	4,677	$53,466

	3,972,199	$56,871,164	4,085	$56,058	9,071	$100,959

As of April 30, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Class K	Total
GA Disciplined Volatility Equity	2,216	571,809	574,025
GA Dynamic Equity	2,179	562,815	564,994

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Dynamic Equity Fund and the Board of Trustees of Managed Account Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Dynamic Equity Fund of Managed Account Series (the “Funds”), including the schedules of investments, as of April 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period from November 1, 2020 through April 30, 2021, and for the year ended October 31, 2020, the financial highlights for the year then ended, for the period from November 1, 2020 through April 30, 2021, for each of the three years in the period ended October 31, 2020, and for the period from June 1, 2017 (commencement of operations) through October 31, 2017, and the related notes. The statements of operations and changes in net assets and the financial highlights of BlackRock GA Disciplined Volatility Equity Fund are consolidated for the year ended April 30, 2022, for the period from November 1, 2020 through April 30, 2021, and for the year ended October 31, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2022, and the results of their operations for the year then ended, the statements of changes in net assets for the year then ended, for the period from November 1, 2020 through April 30, 2021, and for the year ended October 31, 2020, the financial highlights for the year then ended, for the period from November 1, 2020 through April 30, 2021, for each of the three years in the period ended October 31, 2020, and for the period from June 1, 2017 (commencement of operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 28, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	45

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2022:

Fund Name	Qualified Dividend Income

GA Disciplined Volatility Equity	$361,563
GA Dynamic Equity	430,283

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends

GA Disciplined Volatility Equity	$343,647
GA Dynamic Equity	571,309

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

GA Disciplined Volatility Equity	42.48%
GA Dynamic Equity	49.15

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2022:

Fund Name	Qualified Short-Term Capital Gains

GA Disciplined Volatility Equity	$324,215
GA Dynamic Equity	99,879

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Managed Account Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Dynamic Equity Fund (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	47

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board and Trustee (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	29 RICs consisting of 163 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2019)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	29 RICs consisting of 163 Portfolios	None

Collette Chilton 1958	Trustee (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	29 RICs consisting of 163 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	29 RICs consisting of 163 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2016)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	29 RICs consisting of 163 Portfolios	None

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Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	29 RICs consisting of 163 Portfolios	Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2019)	Professor, Harvard Business School since 1989.	29 RICs consisting of 163 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2015)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	29 RICs consisting of 163 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	29 RICs consisting of 163 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	49

Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	29 RICs consisting of 163 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	29 RICs consisting of 163 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 262 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 264 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

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Trustee and Officer Information (continued)

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 537-4942.

    Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Funds.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	51

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 537-4942; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Accounting Agent	Independent Registered Public Accounting Firm
State Street Bank and Trust Company	Deloitte & Touche LLP
Boston, MA 02111	Boston, MA 02116

Custodian	Legal Counsel
Brown Brothers Harriman & Co.	Sidley Austin LLP
Boston, MA 02109	New York, NY 10019

Transfer Agent	Address of the Funds
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	53

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

TWD	New Taiwan Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MASGA-04/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End
BlackRock GA Disciplined Volatility Equity Fund	$39,372	$38,986	$0	$0	$22,000	$20,000	$420	$0
BlackRock GA Dynamic Equity Fund	$39,372	$38,986	$0	$0	$19,400	$20,000	$420	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End[3]	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3BlackRock GA Disciplined Volatility Fund and BlackRock GA Dynamic Equity Fund each changed its fiscal year end from October 31 to April 30 effective April 30, 2021 whereby this fiscal year consists of the six months ended April 30, 2021.

4 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
BlackRock GA Disciplined Volatility Fund	$22,420	$20,000
BlackRock GA Dynamic Equity Fund	$19,820	$20,000

1BlackRock GA Disciplined Volatility Fund and BlackRock GA Dynamic Equity Fund each changed its fiscal year end from October 31 to April 30 effective April 30, 2021 whereby this fiscal year consists of the six months ended April 30, 2021.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End[1]	Previous Fiscal Year End
$2,098,000	$2,032,000

1BlackRock GA Disciplined Volatility Fund and BlackRock GA Dynamic Equity Fund each changed its fiscal year end from October 31 to April 30 effective April 30, 2021 whereby this fiscal year consists of the six months ended April 30, 2021.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: June 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: June 28, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: June 28, 2022